Exhibit 99.2 - Sterling Medivations, Inc. audited financial statements as of December 31, 2000 and for the period from inception (January 13, 2000) through December 31, 2000, together with the report of PricewaterhouseCoopers LLP (Minneapolis, MN) with respect thereto.

STERLING MEDIVATIONS, INC.
(A Development Stage Company)
Report on Audit of Financial Statements
As of December 31, 2000 and for the Period from Inception (January 13, 2000) Through
December 31, 2000

                        Report of Independent Accountants

To the Board of Directors and Stockholders of Sterling Medivations, Inc.:

In our opinion, the accompanying balance sheet and the related statements of operations, cash flows and changes in stockholders' equity and comprehensive loss present fairly, in all material respects, the financial position of Sterling Medivations, Inc. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the period from inception (January 13, 2000) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a loss and negative cash flows from operations since inception and expects to require additional funds to continue its operations through 2001, all of which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ PricewaterhouseCoopers LLP


March 30, 2001

Sterling Medivations, Inc.
(A Development Stage Company)
Balance Sheet
As of December 31, 2000

-------------------------------------------------------------------------------------------------------------

                                                       ASSETS

Current assets:
     Cash                                                                                         $   653,126
     Prepaid expenses                                                                                   7,868
                                                                                                  -----------

         Total current assets                                                                         660,994

Furniture and equipment, net                                                                            5,928
Patents                                                                                                94,642
                                                                                                  -----------

         Total assets                                                                             $   761,564
                                                                                                  ===========

                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                                             $    34,491
     Accrued consulting expenses                                                                       13,720
                                                                                                  -----------

         Total liabilities                                                                             48,211
                                                                                                  -----------

Stockholders' equity:
     Common stock, $.001 par value, 6,000,000 authorized, 2,564,583 shares issued
         and outstanding                                                                                2,565
     Additional paid-in capital, common stock                                                          18,476
     Series A convertible preferred stock; $.001 par value; $1.00 per share liquidation
         preference; 1,000,000 shares authorized, issued and outstanding                                1,000
     Additional paid-in capital, preferred stock                                                      968,746
     Deficit accumulated during development stage                                                    (277,434)
                                                                                                  -----------

         Total stockholders' equity                                                                   713,353
                                                                                                  -----------

         Total liabilities and stockholders' equity                                               $   761,564
                                                                                                  ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Sterling Medivations, Inc.
(A Development Stage Company)
Statement of Operations
For the period from inception (January 13, 2000) through December 31, 2000

-------------------------------------------------------------------------------------------------------------

Operating expenses:
     Research and development                                                                     $   202,534
     General and administrative                                                                       101,225
                                                                                                  -----------

         Total operating expenses                                                                     303,759
                                                                                                  -----------

Operating loss                                                                                       (303,759)

Interest income                                                                                        26,325
                                                                                                  -----------

         Net loss                                                                                 $  (277,434)
                                                                                                  ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Sterling Medivations, Inc.
(A Development Stage Company)
Statement of Changes in Stockholders' Equity and Comprehensive Loss For the period from inception (January 13, 2000) through December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         COMMON STOCK
                                                              ---------------------------------------------------------------------
                                                               PRICE                                                    ADDITIONAL
                                                                PER                                                      PAID-IN
       DATE                     DESCRIPTION                    SHARE                SHARES            STOCK              CAPITAL
                                                              -------              ---------          ------            -----------
January 13, 2000      Issuance of common stock                $ 0.007              2,550,000          $2,550              $11,326
                         for cash and equipment,
                         less offering costs
                         of $5,178

March 14, 2000        Convertible preferred stock             $  1.00
                         issued in exchange for
                         cash, less offering costs
                         of $30,254

July 17, 2000         Convertible preferred stock             $  1.00
                         issued in exchange
                         for cash

July 18, 2000         Issuance of common stock                $  0.20                 14,583              15                2,902
                         for services

                      Stock compensation expense                                                                            4,248

                      Net and comprehensive loss
                         for the period from inception
                         (January 13, 2000) through
                         December 31, 2000
                                                                                   ---------          ------              -------
Balances, December 31,                                                             2,564,583          $2,565              $18,476
                                                                                   =========          ======              =======




                                                                CONVERTIBLE PREFERRED STOCK              DEFICIT
                                                           --------------------------------------      ACCUMULATED
                                                                                       ADDITIONAL       DURING THE
                                                                                        PAID-IN         DEVELOPMENT
      DATE                    DESCRIPTION                  SHARES         STOCK         CAPITAL           STAGE           TOTAL
                                                           ------         ------       -----------      ------------    ----------
January 13, 2000      Issuance of common stock                                                                          $  13,876
                         for cash and equipment,
                         less offering costs
                         of $5,178

March 14, 2000        Convertible preferred stock           195,000       $  195         $164,551                         164,746
                         issued in exchange for
                         cash, less offering costs
                         of $30,254

July 17, 2000         Convertible preferred stock           805,000          805          804,195                         805,000
                         issued in exchange
                         for cash

July 18, 2000         Issuance of common stock                                                                              2,917
                         for services

                      Stock compensation expense                                                                            4,248

                      Net and comprehensive loss
                         for the period from inception
                         (January 13, 2000) through
                         December 31, 2000                                                                $(277,434)     (277,434)
                                                          ---------       ------         --------         ---------     ---------
Balances, December 31,                                    1,000,000       $1,000         $968,746         $(277,434)    $ 713,353
                                                          =========       ======         ========         =========     =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Sterling Medivations, Inc.
(A Development Stage Company)
Statement of Cash Flows
For the period from inception (January 13, 2000) through December 31, 2000

-------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
     Net loss                                                                                     $  (277,434)
     Reconciliation of net loss to net cash used in operating activities:
         Depreciation                                                                                   1,186
         Stock compensation expense                                                                     7,165
     Changes in operating assets and liabilities:
         Prepaid expenses                                                                              (7,868)
         Accounts payable                                                                              18,024
         Accrued consulting expenses                                                                   13,720
                                                                                                  -----------

              Net cash used in operating activities                                                  (245,207)
                                                                                                  -----------

Cash flows from investing activities:
     Purchase of furniture and equipment                                                               (2,895)
     Patent costs                                                                                     (78,175)
                                                                                                  -----------

              Net cash used in investing activities                                                   (81,070)
                                                                                                  -----------

Cash flows from financing activities:
     Issuance of Series A convertible preferred stock                                               1,000,000
     Stock issuance costs                                                                             (35,432)
     Proceeds from sale of common stock                                                                14,835
                                                                                                  -----------

              Net cash provided by financing activities                                               979,403
                                                                                                  -----------

Net increase in cash                                                                                  653,126

Cash:
     Beginning of period                                                                                   --
                                                                                                  -----------

     End of period                                                                                $   653,126
                                                                                                  ===========

Noncash financing activities:

   In January 2000, the Company issued common stock in exchange for $4,219 of equipment

   At December 31, 2000, there were $16,467 of patent costs accrued in accounts payable


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENTAL STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.       BUSINESS ORGANIZATION

         Sterling Medivations, Inc. (the Company) is a development stage company, incorporated under the laws of the State of Delaware and started operations on January 13, 2000, when it issued stock to its founders. The Company is developing insulin infusion devices which deliver insulin to people with diabetes.

2.       BUSINESS OF PRESENTATION AND GOING CONCERN

         The accompanying financial statements have been prepared on a basis which assumes that the Company will continue as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has a limited operating history and has incurred a loss and negative cash flows from operations since its inception. The Company expects to incur additional losses and to require additional funding in order to continue its operations through 2001. These circumstances raise substantial doubt about the Company's ability to continue as a going concern.

         Management is seeking to raise additional funds through debt or equity financing. Additionally, the Company is continuing to pursue development of its products. However, there can be no assurance that such additional funding will be available on terms acceptable to the Company or at all, and there can be no assurance that the Company will successfully develop its products or that the Company will receive the regulatory approvals necessary to market its products.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

         CONCENTRATION OF CREDIT RISK

         Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash primarily in checking and money market accounts with financial institutions that management considers creditworthy.

         FURNITURE AND EQUIPMENT

         Furniture and equipment are stated at cost. Depreciation is determined using the straight-line method over the estimated useful lives (three years) of the assets. Maintenance and repairs are charged to expense as incurred.

         PATENTS

         The Company has filed applications for patents with the U.S. Patent and Trademark Office. The legal fees and application costs associated with obtaining patents from the U.S. Patent and Trademark Office are capitalized as incurred. Upon issuance of the

STERLING MEDIVATIONS, INC.
(A DEVELOPMENTAL STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

         related patents, the capitalized costs are amortized using the straight-line method over five years.

         As of December 31, 2000, none of the patents applied for have been issued.

         LONG-LIVED ASSETS

         The recoverability of intangible assets and other long-lived assets is assessed periodically or whenever adverse events or changes in circumstances or business climate indicate that the expected cash flows previously anticipated warrant a reassessment. When such reassessments indicate the potential of impairment, all business factors are considered and, if the carrying value of such intangible assets is not likely to be recovered from future undiscounted operating cash flows, they will be written down for financial reporting purposes.

         RESEARCH AND DEVELOPMENT

         Research and development expenditures are expensed as incurred.

         STOCK-BASED COMPENSATION

         In accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123), the Company has elected to account for stock-based compensation to employees using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations (APB Opinion No. 25). Accordingly, compensation cost for stock options granted to employees is measured as the excess, if any, of the fair value of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock. The Company accounts for stock-based compensation to nonemployees using the fair value method prescribed by SFAS No. 123. Compensation cost for stock options granted to nonemployees is measured based on the fair value of the option at the date of grant with the unvested portion revalued at each balance sheet date. Compensation costs, if any, are amortized on a straight-line basis over the underlying option vesting terms.

         INCOME TAXES

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). The asset and liability approach of SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes using enacted tax rates in effect for the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

         COMPREHENSIVE LOSS

         Comprehensive loss, as defined in Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," includes all changes in equity (net assets) during a period from non-owner sources. The Company has not had any changes in stockholders' equity from nonowner sources other than a net loss.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENTAL STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

4.       SELECTED BALANCE SHEET INFORMATION

         The following presents selected balance sheet information as of December 31, 2000:

         Furniture and office equipment, net:
              Office equipment                              $ 7,114
              Less accumulated depreciation                   1,186
                                                            -------

                                                            $ 5,928
                                                            =======

5.       STOCKHOLDERS' EQUITY

         In April 2000 and June 2000, the Company's Board of Directors and stockholders authorized a 6-for-1 stock split and a 0.85-for-1 reverse stock split of its common stock, respectively. The stock splits have been retroactively reflected in the accompanying financial statements.

         CAPITAL STOCK

         As of December 31, 2000, the Company and its stockholders have authorized 12,000,000 shares of stock, of which 6,000,000 shares have been designated as common stock, 1,000,000 shares have been designated Series A Convertible Preferred Stock (Series A), and 5,000,000 shares are undesignated.

         CONVERTIBLE PREFERRED STOCK

         As of December 31, 2000, terms of the Company's convertible preferred stock are as follows:

                                                                        NUMBER OF SHARES
         CONVERTIBLE PREFERRED                                       AUTHORIZED, ISSUED AND
                  STOCK                  LIQUIDATION PREFERENCE            OUTSTANDING
         ---------------------           ----------------------      ----------------------
                 Series A                    $1.00 per share               1,000,000

         CONVERSION

         All Series A shares shall be automatically converted into common stock on a one-for-one basis (subject to certain anti-dilutive adjustments of the conversion price, as defined) upon (i) the written consent of the holders of a majority of the outstanding Series A shares, or (ii) the closing of a public offering of the Company's common stock of at least $3.00 per share with gross proceeds of at least $10,000,000. The Company has reserved 1,000,000 shares of unissued common stock for the purpose of effecting the conversion of the shares of the Series A.

         VOTING RIGHTS

         The Series A stockholders are entitled to a number of votes equal to the number of shares of common stock into which such shares of Series A is convertible. In addition, an affirmative vote of the majority of the Series A stockholders is required to sell the Company and to amend the Company's Articles of Incorporation in a manner which may adversely affect the current Series A stockholders.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENTAL STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

         DIVIDENDS

         The holders of Series A shall be entitled to receive noncumulative dividends in preference to any dividend on the common stock at the rate of 8% per annum of the original purchase price per share of the Series
         A. Dividends shall be payable on the Series A out of funds legally available for declaration of dividends, only if and when declared by the Company's Board of Directors. No such dividends have been declared.

         LIQUIDATION PREFERENCE

         In the event of any liquidation, dissolution or winding up of the Company, including a merger, acquisition or reorganization where the beneficial owners of the Company's common stock and convertible preferred stock do not own a majority of the outstanding shares of the surviving, purchasing, or newly resulting corporation or a sale of all or substantially all of the assets of the Company, Series A stockholders are entitled to a per share distribution in preference to common stockholders equal to the original issue price per share of $1.00 plus any declared but unpaid dividends. After this distribution, the remaining assets, if any, shall be distributed pro rata among the holders of the common stock. In the event that funds are insufficient to make a complete liquidation distribution to holders of Series A, the holders shall share ratably in any distribution.

         6.       STOCK OPTIONS

         In April 2000, the Company's stockholders approved the Sterling Medivations, Inc. 2000 Stock Incentive Plan (the Plan). Under the Plan, options to purchase up to 394,444 shares of common stock could be granted to directors, officers and employees of and advisors to the Company at exercise prices not less than 100% of the fair value (as determined by the Board of Directors) of the Company's common stock on the date of grant. These options, which may be incentive or non-qualified stock options, have exercise prices and vesting terms established by the Board of Directors at the time of each grant. Vesting terms of outstanding options range from one to four years. All options expire ten years after the date of grant.

         The following is a summary of stock option activity:

                                                                                                        WEIGHTED
                                                                  SHARES                                AVERAGE
                                                                 AVAILABLE          OPTIONS          EXERCISE PRICE
         STOCK OPTIONS                                           FOR GRANT        OUTSTANDING          PER SHARE
         Shares reserved                                           394,444
         Options granted                                           (94,000)          94,000             $  0.80
                                                                 ---------           ------

         Balances, December 31, 2000                               300,444           94,000             $  0.80
                                                                 ---------           ------

STERLING MEDIVATIONS, INC.
(A DEVELOPMENTAL STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

         Total compensation expense relating to option grants measured using the intrinsic value method for grants to employees, as prescribed by APB Opinion No. 25 and using the fair value method for grants to nonemployees as prescribed by SFAS No. 123, was $4,248, for the period from inception (January 13, 2000) through December 31, 2000. As of December 31, 2000, there was $454 of compensation expense related to these options that will be recognized in future periods.

         The following summarizes information about stock options outstanding as of December 31, 2000:

                                                OPTIONS OUTSTANDING                         OPTIONS EXERCISABLE
                                       -------------------------------------------      ---------------------------
                                                        WEIGHTED
                                                         AVERAGE          WEIGHTED                         WEIGHTED
                                                        REMAINING          AVERAGE                          AVERAGE
               EXERCISE                  NUMBER        CONTRACTUAL        EXERCISE         NUMBER          EXERCISE
                PRICES                 OUTSTANDING    LIFE (YEARS)          PRICE       EXERCISABLE          PRICE
                $ 1.00                    70,000          9.0              $ 1.00          56,000           $  1.00
                $ 0.20                    24,000          9.5              $ 0.20
                                         -------         ----              ------         -------           -------

                                          94,000          9.1              $ 0.80          56,000           $  1.00
                                         =======         ====              ======         =======           =======

         PRO FORMA COMPENSATION
         Had compensation cost for all options granted by the Company been determined based on the option fair value at the grant date, net loss would have been increased to the following pro forma amounts:

                                                                                            PERIOD FROM
                                                                                        INCEPTION (JANUARY
                                                                                         13, 2000) THROUGH
                                                                                         DECEMBER 31, 2000
                 Net loss:
                      As reported                                                          $   (277,434)
                      Pro forma                                                                (277,682)

         The weighted average fair value of employee options on the date of grant was $0.08 per option.

         For purposes of applying the fair value method as prescribed by SFAS No. 123, the Company used the Black-Scholes option pricing model with four years as the expected holding period of the options, the risk-free rate used by the Company was the quoted U.S. Treasury rate on the dates of the related option grants (weighted average rate of 6.42%), and a volatility of 45%.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENTAL STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

         7.       INCOME TAXES

         As of December 31, 2000, the Company has generated net operating loss carryforwards of approximately $176,000 that may be offset against future taxable income through 2020. In addition, the Company had approximately $101,000 of future deductible temporary differences as of December 31, 2000, related primarily to different methods in accounting for start-up costs for financial and tax reporting purposes. The Company has established a valuation allowance as of December 31, 2000 that offsets the net tax benefits associated with the loss carryforwards and other temporary differences in light of the Company's current stage of development.

         Under the Internal Revenue Code Section 382, certain stock transactions which significantly change ownership, including sale of stock and the granting of options to purchase stock, could limit the amount of net operating loss carryforwards that may be utilized on an annual basis to offset taxable income in future periods.